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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below appoints each of (1) Michael A. Gist, Assistant Secretary of Conoco Inc., a Delaware corporation (the "Company"), (2) E. Julia Lambeth, Corporate Secretary of the Company, (3) Robert W. Goldman, the Senior Vice President, Finance, and Chief Financial Officer of the Company and (4) W. David Welch, Controller and Principal Accounting Officer of the Company, and each of them, severally, as such person's true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of such person, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


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
              /s/ Archie W. Dunham                                              February 20, 2001
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                  ARCHIE W. DUNHAM                                              Date


              /s/ Kenneth M. Duberstein                                         March 6, 2001
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                  KENNETH M. DUBERSTEIN                                         Date


              /s/ Ruth R. Harkin                                                March 6, 2001
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                  RUTH R. HARKIN                                                Date


              /s/ Charles C. Krulak                                             March 2, 2001
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                  CHARLES C. KRULAK                                             Date


              /s/ Frank A. McPherson                                            March 1, 2001
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                  FRANK A. MCPHERSON                                            Date


              /s/ William K. Reilly                                             March 1, 2001
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                  WILLIAM K. REILLY                                             Date


              /s/ William R. Rhodes                                             February 28, 2001
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                  WILLIAM R. RHODES                                             Date


              /s/ Franklin A. Thomas                                            February 28, 2001
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                  FRANKLIN A. THOMAS                                            Date


              /s/ A. R. Sanchez, Jr.                                            February 28, 2001
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                  A. R. SANCHEZ, JR.                                            Date
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